SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549


                             FORM 8-K

                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                           May 7, 2003
                ---------------------------------
                          Date of Report
                (Date of Earliest Event Reported)


                       American Dairy, Inc.
      ------------------------------------------------------
      (Exact Name of Registrant as Specified in its Charter)


   865 South Figueroa Street, Suite 3340, Los Angeles, CA 90017
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             (Address of principal executive offices)


                           213-488-5131
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       (Registrant's telephone number, including area code)


                     Lazarus Industries, Inc.
     10 West 100 South, Suite 610, Salt Lake City, Utah 84101
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  (Former name and former address, if changed since last report)


         Utah                    000-27351               87-0445575
   ---------------              ------------           -------------------
   (State or other              (Commission            (I.R.S. Employer
   jurisdiction of              File Number)           Identification No.)
   incorporation)

Item 2. Acquisition or Disposition of Assets

      Effective May 7, 2003 (the "Effective Date"), Lazarus Industries, Inc. (the "Company") completed the acquisition of 100% of the issued and outstanding capital stock of American Dairy Holdings, Inc. ("American Dairy"), a Delaware corporation which is located at 865 Figueroa Street, Suite 3340, Los Angeles, California 90017. As a result, American Dairy has become a wholly-owned subsidiary of the Company. In addition, the Company amended its Articles of Incorporation to change its name to "American Dairy, Inc." and completed a one-for-nineteen (1-for-19) reverse split.

      American Dairy is a Delaware corporation that holds 100% of the issued and outstanding stock of Heilongjiang Feihe Dairy Group Limited ("Feihe Dairy"). The principal activity of Feihe Dairy is the production and distribution of milk powder and soybean milk powder in the People=s Republic of China. Feihe Dairy has a 99% owned subsidiary, Heilongjiang Sanhao Dairy ("Sanhao Dairy"), that is engaged in the production and supply of processed milk for Feihe Dairy.

      The Company purchased all of the outstanding capital stock of American Dairy from its stockholders in exchange for 9,650,000 restricted shares (post-split) of the Common Stock of the Company, based upon the book value of American Dairy stock and upon the expected future prospects of the business of American Dairy. The selling stockholders of American Dairy were Leng You-Bin, Liu Sheng-Hui, and Wu Zhi-Gang. Prior to the acquisition, there were no material relationships between the Company, or with any officer or director of the Company, and the selling stockholders of American Dairy.

      Since 1991, the Company has been an inactive corporation. In January 2003, the Company entered into a Stock Exchange Agreement (the "Agreement") with American Dairy and the stockholders of American Dairy providing for the acquisition of 100% of the outstanding capital stock of American Dairy. In exchange, the stockholders of American Dairy were to be issued 9,650,000 shares (post-split) of the restricted Common Stock of the Company representing approximately 96% of the total issued and outstanding Common Stock of the Company.

      Pursuant to a written consent by stockholders holding approximately 66% of the outstanding Common Stock of the Company, as required by the Agreement, the stockholders approved:

      1. an amendment to the Articles of Incorporation of the Company to change its corporate name to "American Dairy, Inc.";

      2. a one-for-nineteen (1-for-19) reverse split of the Common Stock of the Company; and

      3. the Company 2003 Stock Incentive Plan covering 3,000,000 shares of Common Stock for its key employees, including officers and employee directors.

      In addition to these actions, at the closing of the transaction, all of the directors of the Company resigned, and Leng You-Bin, Liu Hua, Liu Sheng-Hui and Lee Hui-Lan were appointed as the new directors of the Company.

      The following persons have been elected as the new officers of the
Company:

          Name                 Age    Position
          -----                ----   ---------

          Leng You-Bin         33     Chairman, Chief Executive Officer and
                                      President

          Liu Hua              30     Chief Financial Officer, Secretary
                                      and Treasurer, Director

          Liu Sheng-Hui        32     Director

          Lee Hui Lan          43     Director

      The following is information on the business experience of each director and officer:

      Leng You-Bin is the Chairman and General Manager of American Dairy and Feihe Dairy. He is responsible for the overall strategic planning, management and business development of Feihe Dairy. Mr. Leng has been in the dairy industry for more than 13 years. He obtained his Bachelor of Science degree in Food Engineering from Northeast Agriculture University, China. From 1989 to 1997, Mr. Leng acted as technician, deputy director and director of ZhaoGuang Dairy Plant, the predecessor of Feihe Dairy. From 1997 to 2000, Mr. Leng was the General Manager of Feihe Dairy. He became the Chairman and General Manager in 2000. He has researched and patented the "liver protection milk powder" (GanBao Milk Powder).

      Liu Hua is the Chief Financial Officer, Secretary and Treasurur of American Dairy, and has been a manager of Feihe Dairy in the finance department since 2000. From 1999 to 2000, he was president of Sima Venture Capital Company, in Sheng Zheng, China. From 1996 to 1998, he was president of Chia Jing Company, in Sheng Zheng, and from 1993 to 1995 he was president of Hwa Chen Tech Company, in Zheng Shou, China. Mr. Hua received his BA degree in Economics from Shi An Transportation University in 1993.

      Liu Sheng-Hui is the Deputy General Manager and Chief Financial Officer of American Dairy and Feihe Dairy. He is responsible for the overall financial planning and management of Feihe Dairy. Mr. Liu graduated from Northeast Agriculture University with a bachelor of economics degree in Economic Management in 1992. Mr. Liu has 10 years experience in the areas of finance and accounting. He joined Feihe Dairy in 1992. He has held his current position since 1998.

      Lee Hui-Lan (also known as "Tracy Lee") has been Tax Manager of Watson Pharmaceuticals, Inc., since October 26, 1996. From 1979 to 1996, Ms. Lee was employed by major fortune 500 companies including The Flying Tiger Line Inc. (a Tiger International Company), Quotron Systems, Inc. (a subsidiary of the Citigroup, Inc.) and Lear Siegler, Inc. in various management positions. Ms. Lee holds a Master of Science degree in Taxation from Golden Gate University, and a Master of Business Administration degree from Indiana University.

      As of the Effective Date, the Company had a total of 10,025,346 shares of Common Stock issued and outstanding after the 1-for-19 reverse stock split (but before issuance of additional shares to account for rounding up fractional shares), held by approximately 233 stockholders of record.

Item 7. Financial Statements and Exhibits

        (a) The audited financial statements of American Dairy and pro forma financial information will be filed by amendment to this Form 8-K current report within 60 days.

        (b)   Exhibits

Exhibit No.   Description
-----------   ------------

1. Stock Exchange Agreement, as amended, between the Company and the stockholders of American Dairy is incorporated herein by reference to Exhibit A to the Schedule 14C Information Statement of the Company dated April 15, 2003.

2. The 2003 Stock Incentive Plan of the Company is incorporated herein by reference to Exhibit B to the Schedule 14C Information Statement of the Company dated April 15, 2003.





                            Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2003                American Dairy, Inc.
                                 a Utah corporation

                                 By:   /s/ Leng You-Bin
                                    -------------------------------------
                                    Leng You-Bin
                                    Chief Executive Officer and President